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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 4, 2003

                        COMDISCO HOLDING COMPANY, INC.
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            (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                   000-499-68                 54-2066534
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

                6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS        60018
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:        (847) 698-3000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events and Required FD Disclosure.

         On August 4, 2003, Comdisco Holding Company, Inc. (the "Company") issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that the Company has agreed to adjustments on the final purchase price for the sale of its Electronics, Laboratory and Scientific, and Healthcare leasing portfolios to GE Commercial Equipment Financing ("GE CEF"). GE CEF also agreed to accelerate its contingent payment obligations based on various Electronics portfolio performance criteria by making a single cash payment and providing other consideration to Comdisco. The Electronics, Laboratory and Scientific, and Healthcare transactions closed during April, May and June of 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired:  N/A
         (b)      Pro Forma Financial Information:  N/A
         (c)      Exhibits:

                  Exhibit No.  Description
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                    99.1       Press release of Comdisco Holding Company, Inc.,
                               dated August 4, 2003



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMDISCO HOLDING COMPANY, INC.


Dated: August 5, 2003               By: /s/ Robert E. T. Lackey
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                                        Name:  Robert E. T. Lackey
                                        Title: Executive Vice President, Chief
                                               Legal Officer and Secretary



                                 EXHIBIT INDEX
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Exhibit No.       Description
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   99.1           Press release of Comdisco Holding Company, Inc., dated
                  August 4, 2003